May 26, 2009

Supplement to the Prospectus of the

Quantitative Group of Funds

Ordinary and Institutional Shares

Dated May 26, 2009

This Supplement updates certain information contained in the currently effective Ordinary and Institutional Shares Prospectus (“Prospectus”) dated August 1, 2008 for the funds (the “Funds”) of the Quantitative Group of Funds (the “Trust”). You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

The supplemental information in the Prospectus dated August 1, 2008 is described below.

The following information is included as the last paragraph under the Principal Investment Strategies section of the Foreign Value Fund and the Foreign Value Small Cap Fund on pages 6 and 7.

Option Strategy. The Fund’s Advisor may utilize options in an attempt to improve the risk/return profile of the Fund’s returns. The Fund’s option strategy may include writing (selling) call options (each, a “Call Option”) on equity securities, equity indexes and Exchange Traded Funds (“ETFs” and collectively with such equity securities and equity indexes, the “Subject Securities”) and/or purchasing put options (each, a “Put Option”) on Subject Securities. Selling Call Options is designed to provide income to the Fund (effectively lowering the purchase price of the Subject Security) prior to the Subject Security reaching the Advisor’s target price for the Subject Security. Purchasing Put Options is designed to protect the Fund from dramatic downward movements in the price of Subject Security, effectively locking in a minimum sale price for the Subject Security.

The extent of the Advisor’s use of Call Options and Put Options may vary over time based on the Advisor’s assessment of market conditions and other factors. The Advisor may choose to cover both the down-side risk and the up-side growth potential of any Subject Security, such that up to 100% of the Fund’s portfolio holdings may be covered by both a Call Option and a Put Option at any time. Initially, the Advisor expects that it may write Call Options or purchase Put Options representing coverage of approximately 80% to 90% of the Fund’s portfolio holdings.

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The following information on Derivatives on page 12 under the Principal Risks for Each Fund section is replaced with the information on Derivatives below. The information on Covered Call Options Risk and Put Options Risk is added under the Derivatives information on page 12.

Quant Funds					Principal Risks
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap
X	X	X	X	X	Derivatives

The Fund may use futures and options on securities, indices and currencies and other derivatives.

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.

Derivatives may be used for both hedging and non-hedging purposes. Use of derivatives could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase the Fund’s return as a non-hedging strategy that may be considered speculative.

			X	X	Call Options Risk

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Limited Gains. By writing (selling) call options (each, a “Call Option”) on equity securities, equity indexes and Exchange Traded Funds (“ETFs” and collectively with such equity securities and equity indexes, the “Subject Securities”), the Fund may forego the opportunity to benefit from an increase in the price of the Subject Security above the exercise price of the Call Option, but continues to bear the risk of a decline in the value of the Subject Security. While the Fund will receive a cash premium for writing the Call Option, the price the Fund realizes from the sale of a Subject Security upon exercise of the option could be substantially below such Subject Securities prevailing market price.

Lack of Liquidity for the Call Option. A liquid market may not exist for a Call Option. If the Fund is not able to close out a Call Option, the Fund will not be able to sell the underlying Subject Security until the Call Option expires or is exercised.

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the Subject Securities underlying a Call Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.

Additional Counterparty Risk. Selling Call Options may result in increased exposure to the purchaser of the Call Option. The Advisor intends to minimize such counterparty risk by selling Call Options that may be exchange traded. Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure.

X	X	Put Options Risk

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Additional Cost. By purchasing put options (each, a “Put Option”) on Subject Securities, the Fund will lock in the ability to sell a Subject Security at a pre-determined target price, but will continue to benefit from any upward movement in the value of the Subject Security. While the Fund will pay a cash premium for purchasing the Put Option, the Advisor believes that the cost of purchasing the Put Option is offset by the ability to sell the Subject Security at a pre-determined price thus locking in a pre-determined gain.

Lack of Liquidity for the Put Option. A liquid market may not exist for a Put Option. If the Fund is not able to close out a Put Option, the Fund will not be able to sell the underlying Subject Security until the Put Option expires or is exercised.

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the Subject Securities underlying a Put Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.

Additional Counterparty Risk. Purchasing Put Options may result in increased exposure to the seller of the Put Option. The Advisor intends to minimize such counterparty risk by purchasing Put Options that may be exchange traded. Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure.

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